                                                                    EXHIBIT 4.12

================================================================================


                 INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                            DATED AS OF MAY 31, 1996

                                     AMONG

                                 COMERICA BANK
                                                                COLLATERAL AGENT


                                 COMERICA BANK,
                           BANK OF AMERICA ILLINOIS,
                                      AND
                        FIRST BANK NATIONAL ASSOCIATION
                                                                 INITIAL LENDERS

                                      AND

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,
                    JEFFERSON-PILOT LIFE INSURANCE COMPANY,
             ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA,
                        NORTHERN LIFE INSURANCE COMPANY,
                  NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY
                                      AND
                    BANKERS SECURITY LIFE INSURANCE SOCIETY

                                                             Initial Noteholders


                                      RE:


                             R.J. Tower Corporation


================================================================================

                               TABLE OF CONTENTS

Section                             Heading                                       Page
Parties...........................................................................  1

Recitals..........................................................................  1

Section 1.    Defined Terms.......................................................  2

Section 2.    Appointment of Collateral Agent.....................................  9

Section 3.    Decisions Relating to Administration and Exercise of Remedies
              Vested in the Majority Benefited Parties............................  9

Section 4.    Sharing of Recoveries under Subsidiary Guaranties..................  12

Section 5.    Application of Proceeds............................................  13

Section 6.    Preferential Payments and Special Trust Account....................  14

Section 7.    Information........................................................  15

Section 8.    Additional Parties.................................................  16

Section 9.    Disclaimers, Indemnity, Etc........................................  17

Section 10.   Invalidated Payments...............................................  20

Section 11.   Miscellaneous......................................................  21

Signature Page...................................................................  26

Schedule I  -- List of Original Bank Security Documents and Bank Guaranties

Exhibit A-1 -- Form of Acknowledgment for Successor Lenders

Exhibit A-2 -- Form of Acknowledgment for Successor Noteholders


                 INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

     This Intercreditor and Collateral Agency Agreement (as amended, restated or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") is dated as of May 31, 1996 and entered into among the Noteholders (as hereinafter defined), the Credit Agent (as hereinafter defined) and Comerica Bank ("Comerica"), as the Collateral Agent (as hereinafter defined). This Agreement is consented to by R.J. Tower Corporation, a Michigan corporation (the "Company"), Tower Automotive, Inc., a Delaware corporation ("Tower Automotive"), and the Subsidiary Guarantors (as hereinafter defined) by their execution of the acknowledgment hereto.

                                    RECITALS

     Whereas, the Company, Comerica Bank, Bank of America Illinois and First Bank National Association (the "Initial Lenders", and together with any Successor Lenders (as hereinafter defined) party thereto from time to time, the "Lenders"), and Comerica Bank, as Agent (the "Credit Agent"), have heretofore entered into the Third Amended and Restated Credit Agreement dated as of January 16, 1996, as amended pursuant to the First Amendment to Third Amended and Restated Credit Agreement dated as of May 31, 1996 (said agreement, as it may hereafter be amended, restated or otherwise modified from time to time, the "Existing Credit Agreement", and together with any Successor Credit Agreement, as hereinafter defined, the "Credit Agreement").

     Whereas, pursuant to the Existing Credit Agreement, the Lenders have agreed to make certain revolving, swing line and term loans to the Company and to issue certain Letters of Credit (as hereinafter defined).

     Whereas, pursuant to the Bank Guaranties, each of the Subsidiary Guarantors (as hereinafter defined) has agreed to guaranty all of the Company's obligations to the Lenders and the Credit Agent under or in respect of the Existing Credit Agreement and the other Loan Documents (as such term is defined in the Existing Credit Agreement) and in respect of the Letters of Credit.

     Whereas, pursuant to the Existing Security Documents (as hereinafter defined), the Company, Tower Automotive and the Subsidiary Guarantors have granted to the Credit Agent, for the ratable benefit of the Lenders and the Credit Agent, security interests in the collateral therein described, to secure the obligations of the Company and/or their respective obligations to the Lenders and the Credit Agent under the Existing Credit Agreement, the Bank Guaranties and the other Loan Documents and in respect of the Letters of Credit.

     Whereas, the Company has entered into the separate Note Agreements (as amended, restated or otherwise modified from time to time, the "Note Agreements") dated as of May 31, 1996 with Teachers Insurance and Annuity Association of America, Jefferson-Pilot Life Insurance Company, Alexander Hamilton Life Insurance Company of America, Northern Life Insurance Company, Northwestern National Life Insurance Company and Bankers Security Life Insurance Society (the "Initial Noteholders", and together with any subsequent holders of any

Senior Note from time to time, the "Noteholders"), pursuant to which the Initial Noteholders have agreed to purchase the Company's (i) $40,000,000 7.65% Senior Secured Notes, Series A, due June 1, 2006 and (ii) $25,000,000 7.82% Senior Secured Notes, Series B, due June 1, 2008 (collectively, the "Senior Notes").

     Whereas, it is a condition precedent to the purchase of the Senior Notes by the Noteholders under the Note Agreements that the Subsidiary Guarantors shall guaranty all of the Company's obligations to the Noteholders under or in respect of the Note Agreements, the Senior Notes and all documents executed in connection therewith.

     Whereas, it is a further condition precedent to the purchase of the Senior Notes by the Noteholders under the Note Agreements that the Existing Security Documents be amended to include the obligations of the Company under the Note Agreements and the Senior Notes and the obligations of the Subsidiary Guarantors under the Noteholders' Guaranties (as hereinafter defined) as secured obligations thereunder (the Existing Security Documents, as so amended or modified, and as the same may hereafter be amended, restated or otherwise modified from time to time, the "Security Documents").

     Whereas, further to the foregoing, the Credit Agent, the Lenders and the Noteholders (individually a "Party" and collectively the "Parties") have agreed that the Credit Obligations (as hereinafter defined) and the Senior Note Obligations (as hereinafter defined) shall be secured pari passu pursuant to the Security Documents and supported on an equal and ratable basis by the Subsidiary Guaranties (as hereinafter defined); the Parties desire that Comerica shall be the Collateral Agent to act on behalf of all Parties regarding the Collateral, all as more fully provided herein; and the Parties have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Parties regarding their pari passu interests in the Collateral and the sharing of amounts recovered under any Subsidiary Guaranty.

     Whereas, it is contemplated that the Lenders or other financial institutions (the "Successor Lenders") may enter into one or more agreements with the Company either extending the maturity of or refinancing all or any portion of the Credit Obligations.

     Whereas, it is contemplated that the Noteholders or other financial institutions (the "Successor Noteholders") may enter into one or more agreements with the Company either extending the maturity of or refinancing all or any portion of the Senior Note Obligations.

     Now, therefore, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION 1.    DEFINED TERMS .

     As used in this Agreement, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Agreements and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

     "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Bank Documents" means the Credit Agreement, the Credit Notes, the Bank Guaranties, the Letters of Credit and any other collateral document given to the Lenders, the Credit Agent or the Collateral Agent.

     "Bank Guaranties" means each of the existing guaranty agreements executed and delivered in favor of the Lenders, the Credit Agent or the Collateral Agent and listed on Schedule I hereto, and any subsequent guaranty executed and delivered by a Subsidiary under and in accordance with the terms of the Credit Agreement.

     "Bankruptcy Proceeding" means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

     "Benefited Obligations" means (a) all Credit Obligations, (b) all Senior Note Obligations, (c) the outstanding Letter of Credit Usage, (d) all Hedging Exposure, and (e) all other amounts payable by any Grantors under this Agreement and the Security Documents (including, without limitation, the reasonable fees and expenses of the Collateral Agent).

     "Benefited Parties" means the holders, from time to time, of the Benefited Obligations.

     "Break Costs" means all actual costs, losses and expenses incurred by a Lender in connection with a payment or prepayment of a Eurodollar-based Advance (as defined in the Credit Agreement), in whole or in part, on a date which is not an interest payment date.

     "Code" means the Uniform Commercial Code as the same may from time to time be in effect in the State of Michigan.

     "Collateral" means all property and interests in property of the Grantors in which a Lien has been created under the Security Documents.

     "Collateral Agent" means Comerica in its capacity as collateral agent hereunder and any successor collateral agent appointed pursuant to (S)9 hereof.

     "Comerica" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Company" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Credit Agent" has the meaning ascribed to that term in the recitals hereto.

     "Credit Agreement" has the meaning ascribed to that term in the recitals hereto.

     "Credit Notes" means the outstanding promissory notes issued by the Company or any other borrower under the Credit Agreement.

     "Credit Obligations" means all outstanding and unpaid obligations of every nature of the Company from time to time to the Credit Agent or the Lenders or any of them under the Credit Agreement, the Credit Notes and any other Bank Documents, including the aggregate undrawn portion of outstanding Letters of Credit.

     "Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has given such instruction to the Collateral Agent.

     "Enforcement" means the commencement of enforcement, collection (including judicial or non-judicial foreclosure) or similar proceedings with respect to the Collateral.

     "Event of Default" means an "Event of Default" or "Default" as defined in any Financing Agreement.

     "Existing Credit Agreement" shall mean the Third Amended and Restated Credit Agreement dated as of January 16, 1996 among the Company, the Lenders and the Credit Agent.

     "Existing Fees and Charges" means any fees, indemnities or other expenses the payment of which is required by the Existing Credit Agreement or the Existing Note Agreements.

     "Existing Note Agreements" means the Note Agreements as in effect on the Closing Date.

     "Existing Security Documents" means and includes each of the security agreements, mortgages, assignments of collateral and other instruments listed on
Schedule I hereto.

     "Financing Agreements" means the Bank Documents, the Noteholder Documents, this Agreement, the Security Documents, and any other instruments, documents or agreements entered into in connection with any Benefited Obligation or Financing Agreement.

     "Grantors" means the Company, Tower Automotive, the Subsidiary Guarantors and any other Person who grants any Collateral to the Collateral Agent under any Security Document.

     "Hedging Exposure" means, on any date of determination for any Hedging Transaction, the amount, as calculated in good faith and in a commercially reasonable manner by the Lender (including, in the case of Bank of America Illinois, Bank of America National Trust & Savings Association) that is the Company's counterpart for such Hedging Transaction, which such Lender would pay to a third party (such amount being expressed as a negative number) or receive from a third party (such amount being expressed as a positive number) in an arm's-length transaction as consideration for the third party's entering into a new transaction with such Lender in which: (a) such Lender holds the same position in the Hedging Transaction as it currently holds; (b) the third party holds the same position as the Company currently holds; and (c) the new transaction has economic and other terms and conditions identical in all respects to such Hedging Transaction except that (i) the date of calculation shall be deemed to be the date of commencement of the new transaction and
(ii) all period end dates shall correspond to all period end dates, if any, for such Hedging Transaction.

     "Hedging Transaction" means each interest rate swap transaction, basis swap transaction, forward rate transaction, commodity swap transaction, equity transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction (including any option with respect to any of these transactions and any combination of any of the foregoing) entered into by the Company from time to time pursuant to an Interest Rate Protection Agreement; provided that such transaction is entered into for risk management purposes and not for speculative purposes.

     "Interest Rate Protection Agreement" means any interest rate swap, cap, floor, collar, forward rate agreement, or other rate protection transaction, or any combination of such transaction or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between Company and any Lender.

     "Lenders" has the meaning ascribed to that term in the recitals hereto.

     "Letters of Credit" shall mean the standby letters of credit and the commercial letters of credit issued pursuant to the Credit Agreement.

     "Letters of Credit Usage" shall mean, as at any date of determination, the sum of (i) the Maximum Available Amount plus (ii) the aggregate amount of all drawings under the Letters of Credit honored by any Lender and not theretofore reimbursed by the Company.

     "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Majority Benefited Parties" means (a) the "Majority Banks" under the Credit Agreement, and (b) Noteholders holding (or representing) at least 51% of the outstanding principal amount of the Senior Notes, each voting as a class, provided that if at any time the aggregate outstanding principal amount of the indebtedness evidenced by the Credit Notes and the Letter of Credit Usage or the aggregate outstanding principal amount of the Senior Notes represents less than 10% of the sum of the aggregate outstanding principal amount of the indebtedness evidenced by the Benefited Obligations, then "Majority Benefited Parties" shall mean Benefited Parties, considered as a single class, holding more than 51% of the Benefited Obligations; provided, further, that for purposes of calculation of the Benefited Obligations prior to the termination of the Revolving Credit Aggregate Commitment, the outstanding principal amount of the Credit Notes shall be deemed to include the full amount (whether or not advanced and outstanding) of the Revolving Credit Aggregate Commitment.

     "Maximum Available Amount" shall mean, as of any date of determination, the amount that may be drawn under the Letters of Credit (whether or not the beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under the Letters of Credit).

     "New Fees and Charges" means (i) any fees, indemnities or other expenses the payment of which is not required by the Existing Credit Agreement or the Existing Note Agreements or (ii) any increase in the amount of such fees, indemnities or other expenses over the amount of Existing Fees and Charges.

     "Non-Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has not given or agreed with such instruction given to the Collateral Agent.

     "Note Agreements" has the meaning ascribed to that term in the recitals hereto.

     "Note Premium Obligations" means all obligations of the Company to pay a "Make Whole Amount" (as defined in (S)8.1 of the Note Agreements) to the Noteholders.

     "Noteholder Documents" means (i) the Note Agreements; (ii) the Senior Notes; and (iii) the Noteholders' Guaranties.

     "Noteholders" has the meaning ascribed to that term in the recitals hereto.

     "Noteholders' Guaranties" means each of the guaranty agreements executed and delivered in favor of the Noteholders or the Collateral Agent and listed on
Schedule I hereto, and any subsequent guaranty executed and delivered by a Subsidiary under and in accordance with the terms of the Note Agreements.

     "Opinion of Counsel" means a written opinion of an attorney or firm of attorneys which is not in the employ of the Person requesting such opinion or any affiliate of such Person but which may be outside counsel engaged or retained by such Person, in form and substance reasonably satisfactory to the Majority Benefited Parties, a copy of which opinion is furnished to each Benefited Party.

     "Party" has the meaning ascribed to that term in the recitals hereto.

     "Person" means any individual, corporation, partnership, trust or other entity.

     "Preferential Payment" means any payments or Proceeds from the Company, any Subsidiary Guarantor or any other source with respect to the Benefited Obligations (including from the exercise of any set-off) which are:

            (i) received by a Benefited Party within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to the Company, or the acceleration of the Senior Notes or the Credit Notes, and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to such occurrence, or

            (ii) received by a Benefited Party (A) within 90 days prior to the occurrence of any Event of Default (other than an Event of Default arising as a result of the commencement of a Bankruptcy Proceeding) which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to the occurrence of such Event of Default or (B) within 45 days after the occurrence of such Event of Default, or

            (iii) received by a Benefited Party after the occurrence of a Special Event of Default except as provided in (S)6(B).

     "Proceeds" has the meaning assigned to it under the Code and, in any event, includes, but is not limited to, (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral and
(c) amounts collected by the Credit Agent or any Lender by way of set-off, deduction or counterclaim.

     "Revolving Credit Aggregate Commitment" has the meaning ascribed to that term in the Credit Agreement.

     "Required Lenders" means those Lenders having aggregate percentages of the revolving loan commitments and term loan commitments under the Credit Agreement entitled to direct the Credit Agent to act or refrain from acting in its capacity as agent under the Credit Agreement.

     "Required Noteholders" means, with respect to any particular Event of Default, the percentage of Noteholders required to accelerate the maturity of the Notes as a result of such Event of Default under the provisions of the Note Agreements.

     "Security Documents" has the meaning ascribed to that term in the recitals hereto and includes any other agreements pursuant to which any Grantor grants to the Collateral Agent, for the benefit of the Benefited Parties, a Lien on any of its properties.

     "Senior Debt" means debt for borrowed money, other than the Senior Notes and the Credit Agreement, which is not subordinated in right of payment to any other obligation of the Company.

     "Senior Note Obligations" means all outstanding and unpaid obligations of every nature of the Company from time to time to the Noteholders under the Noteholder Documents, including, without limitation, the Note Premium Obligations and all fees, collection costs and other expenses otherwise accruing under the Noteholder Documents.

     "Senior Notes" has the meaning ascribed to that term in the recitals hereto.

     "Special Event of Default" means (i) the commencement of a Bankruptcy Proceeding with respect to the Company, (ii) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, or
(iii) the acceleration of the Senior Notes or the Credit Notes.

     "Special Trust Account" means that certain interest bearing trust account maintained by the Collateral Agent for the purpose of receiving and holding Preferential Payments.

     "Subsidiary Guaranties" means the Bank Guaranties, the Noteholders' Guaranties and any other guaranty pursuant to which any Subsidiary Guarantor grants to the any Lender or Noteholder a guaranty in support of the Credit Obligations or the Senior Note Obligations.

     "Subsidiary Guarantors" shall mean (a) R. J. Tower Corp., an Indiana corporation, (b) R. J. Tower Corp., a Kentucky corporation, (c) Edgewood Tool and Manufacturing Company, a Delaware corporation, (d) Kalamazoo Stamping and Die Company, a Michigan corporation, (e) Trylon Corporation, a Michigan corporation, (f) MascoTech Stamping Technologies, Inc., a Delaware corporation, and (g) each other Subsidiary that from time to time executes and delivers a Guaranty in favor of the Lenders or the Noteholders.

     "Successor Credit Agreement" means any replacement, refinancing or restructuring of the Existing Credit Agreement; provided that each Successor Lender thereunder or an agent acting on behalf of all such Successor Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit A-1.

     "Successor Lenders" has the meaning ascribed to that term in the recitals hereto.

     "Successor Note Agreements" means any replacement, refinancing or restructuring of the Existing Note Agreements; provided that each Successor Lender thereunder or an agent acting on behalf of all such Successor Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit A-2.

     "Successor Noteholders" has the meaning ascribed to that term in the recitals hereto.

     "Tower Automotive" has the meaning ascribed to that term in the introductory paragraph hereto.

SECTION 2.    APPOINTMENT OF COLLATERAL AGENT .

       (a) Each of the Lenders and each Noteholder hereby designates and appoints Comerica to serve as the Collateral Agent under this Agreement, and each of the Lenders affirms its designation and appointment, and each Noteholder hereby designates and appoints, Comerica as Collateral Agent under the Security Documents. Each of the Lenders and each Noteholder hereby authorizes the Collateral Agent to act as agent for the Benefited Parties for the purposes of executing and delivering on behalf of the Benefited Parties the Security Documents and, subject to the provisions of this Agreement, enforcing the Benefited Parties' rights in respect of the Collateral, the obligations of the Grantors under the Security Documents and the obligations of the Subsidiary Guarantors under the Subsidiary Guaranties.

       (b) Each of the Lenders and each Noteholder hereby designated and appoints Comerica to serve as agent for the purposes of perfecting the security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected by possession only, including without limitation the shares of stock of any Subsidiary pledged pursuant to any Security Document, and the Collateral Agent hereby acknowledges that it shall hold any such Collateral, including any such shares of stock of any Subsidiary, for the ratable benefit of all Benefited Parties.

SECTION 3. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES.

       (a) The Lenders and the Noteholders agree among themselves and for their own benefit alone that the Liens and security interests granted and provided for in the Security Documents shall not be enforced as against any of the Collateral unless permitted by the terms of such Security Documents and then only at the direction of the Majority Benefited Parties upon the occurrence of one or more Events of Default and in compliance with the provisions hereof. Each Benefited Party agrees that, as long as any Benefited Obligations exist or may become outstanding pursuant to the terms of the Financing Agreements, the provisions of this Agreement shall provide the exclusive method by which any Benefited Party may exercise rights and remedies under the Security Documents.

       (b) Upon the occurrence of any Event of Default and the Collateral Agent's receipt of notice thereof, the Collateral Agent, with the consent of the Majority Benefited Parties may or at the direction of the Majority Benefited Parties, shall seek to realize upon the security interests and Liens granted under the Security Documents to the Collateral Agent in such manner as shall be directed by the Majority Benefited Parties, provided that any act of Enforcement relating to the foreclosure of any mortgage of real property shall require the direction of (1) the "Majority Banks" under the Credit Agreement, and
(2) Noteholders holding (or representing) at least 51% of the outstanding principal amount of the Senior Notes, each voting as a class.

       (c) Except as set forth in (S)3(J), the Collateral Agent agrees that it will not release Liens or Collateral or commence Enforcement without the direction or the consent of the Majority Benefited Parties. The Collateral Agent agrees to administer the Security Documents and the Collateral and to make such demands and give such notices under the Security

Documents as the Majority Benefited Parties may request, and to take such action to enforce the Security Documents and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed by the Majority Benefited Parties.

       (d) Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action that is in the Opinion of Counsel (which opinion shall not, for purposes of this (S)3(D), be subject to the approval of the Majority Benefited Parties) contrary to law or to the terms of this Agreement or the Security Documents, or that would in such Opinion of Counsel subject it or any of its officers, employees, agents or directors to liability. The Collateral Agent shall advise the Benefited Parties in writing within 3 business days of any decision not to act pursuant to the immediately preceding sentence and include therewith a copy of such Opinion of Counsel.

       (e) Each Party agrees that the Collateral Agent shall act as the Majority Benefited Parties may request (regardless of whether any individual Party or Benefited Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement or the Security Documents) and that no Directing Party or Non-Directing Party shall have any liability to any Non-Directing Party or Directing Party, respectively, for any such request. The Collateral Agent shall give prompt notice to the Non-Directing Parties of action taken pursuant to the instructions of the Majority Benefited Parties to enforce any Security Document; provided, however, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken. Notwithstanding anything herein to the contrary, the Majority Benefited Parties shall agree to release the Collateral from the security interests granted for the benefit of any Non-Directing Party only if the Collateral Agent is concurrently releasing the security interest granted with respect to such Collateral for all Benefited Parties having a security interest in such Collateral.

       (f) Each Party agrees that the only right of a Non-Directing Party under the Security Documents is for Benefited Obligations held by such Non-Directing Party to be secured by the Collateral for the period and to the extent provided therein and in this Agreement and to receive a share of the proceeds of enforcement of the Security Documents, if any, to the extent and at the time provided in the respective Security Documents and in this Agreement.

       (g) The Collateral Agent may at any time request directions from the Majority Benefited Parties as to any course of action or other matter relating hereto or relating to any Security Document. Except as otherwise provided in this Agreement or the Security Documents, directions given by the Majority Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties, including all Non-Directing Parties, for all purposes.

       (h) Nothing contained in this Agreement shall affect the rights of any Party to give the Company or any other Grantor notice of any default, accelerate or make demand for payment of their respective Benefited Obligations under the Financing Agreements. If a Party (upon authorization or with the consent of the Majority Benefited Parties) instructs the Collateral Agent to take any action, commence any proceedings or otherwise proceed against the Collateral or enforce any Security Document, and such action or proceedings are or may be defective without the joinder of other Parties as parties, then all other Parties shall join in such actions or proceedings. Each Party agrees not to take any action to enforce any term or provision of the Security Documents or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

       (i) If the Collateral Agent has been notified in writing that an Event of Default has occurred, the Collateral Agent shall notify the Benefited Parties and may notify the Company of such determination. Any Benefited Party which has actual knowledge of an Event of Default, or facts which indicate that an Event of Default has occurred, shall deliver to the Collateral Agent a written statement describing such Event of Default or facts. Failure to do so, however, does not constitute a waiver of such Event of Default by the Benefited Parties. Upon receipt of a notice from a Benefited Party of the occurrence of an Event of Default, the Collateral Agent shall promptly (and in any event no later than three business days after receipt of such notice in the manner provided in
(S)11(A) hereof) give notice of such Event of Default to all Benefited Parties.

       (j) Unless an Event of Default has occurred and is continuing, the Collateral Agent may, without the approval of the Benefited Parties as required herein, release any Collateral under the Security Documents which is permitted to be sold or disposed of by the Company or any Grantor pursuant to the Security Documents, Credit Agreement and the Note Agreements and execute and deliver such releases as may be necessary to terminate of record the Benefited Parties' security interest in such Collateral. In determining whether any such release is permitted, the Collateral Agent may rely upon instructions from the Majority Benefited Parties.

       (k) At any time when an Event of Default shall have occurred and be continuing, the Company will not, directly or indirectly, pay or permit to be paid to any Benefited Party, and the Benefited Parties will not accept, any remuneration, whether by way of supplemental or additional interest, fees (other than fees and expenses of counsels, other professionals, Collateral Agent and others in connection with curing or waiving the Event of Default or amending any Financing Agreements in connection therewith) or otherwise, as consideration for or as inducement to the entering into of any amendment, supplement, waiver or consent with respect to any Financing Agreements or any Security Document unless such remuneration is concurrently therewith paid, on the same terms, ratably to all Benefited Parties.

       (l) At no time in the future will any security interest, mortgage or other lien be created by the Company or any of its Subsidiaries or Affiliates in favor of, or guaranties by the Company or any of its Subsidiaries or Affiliates be granted for the benefit of, any holder of the Benefited Obligations, unless
(x) in the case of the creation of any security interest, mortgage or other lien, all other Benefited Obligations are secured equally and ratably with the Benefited Obligations secured thereby on the same basis as is provided in the Security Documents and this Agreement or (y) in the case of the giving of any such guaranty, all other Benefited Obligations shall have the benefits of substantially similar guaranties given by the same guarantor or guarantors. In the event any such security interest, mortgage, lien or guaranty is given in violation of the foregoing, the Proceeds received by the Benefited Party in whose favor such security interest, mortgage, lien or guaranty has been granted shall be held in trust by such Benefited Party for the benefit of all Benefited Parties and applied to the Benefited Obligations in the manner provided in (S)5.

SECTION 4.  SHARING OF RECOVERIES UNDER SUBSIDIARY GUARANTIES .

       (a) Any and all amounts at any time recovered by any Benefited Party from any Subsidiary Guarantor as a result of the enforcement by such Benefited Party of its rights and remedies under the Bank Guaranties or the Noteholders' Guaranties, as the case may be, following the occurrence and during the continuance of an Event of Default of which notice has been given to the Collateral Agent shall be shared by the Benefited Parties and allocated to the Benefited Obligations in accordance with the provisions of (S)5 in the manner specified in (S)4(B) below.

       (b) In the event that any Benefited Party shall obtain any payment or reduction of any Benefited Obligation as a result of the enforcement of the Bank Guaranties or the Noteholders' Guaranties in excess of its ratable share obtained by all of the Benefited Parties as set forth in subsection (a) above, such Benefited Party shall forthwith (1) notify each other Benefited Party and the Collateral Agent of such receipt and (2) enter into a mutually acceptable arrangement with the other Benefited Parties as shall be necessary to cause such receiving Benefited Party to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them in accordance with subsection (a) above, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such receiving Benefited Party, the arrangement shall be rescinded and any amounts paid to the other Benefited Parties by the receiving Benefited Party shall be restored to the extent of such recovery. All arrangements pursuant to this Section 4(b) shall be coordinated by and effected at the direction of the Collateral Agent.

SECTION 5.    APPLICATION OF PROCEEDS.

       (a) Any and all Proceeds received by the Collateral Agent in connection with an Enforcement, and the proceeds and avails of any right or remedy under the Subsidiary Guaranties and the Security Documents, and any Preferential Payments required to be paid to all Benefited Parties in accordance with the provisions of (S)6, shall be applied promptly by the Collateral Agent, as follows:

          First: To the payment of the reasonable costs and expenses of such sale, collection or other realization, including fees and expenses of counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

          Second: To the ratable payment of the Benefited Obligations to Benefited Parties (other than Existing Fees and Charges, New Fees and Charges, Note Premium Obligations and Break Costs), calculated in accordance with the provisions of (S)5(B) hereof;

          Third: To the ratable payment of Note Premium Obligations and Break Costs to Benefited Parties;

          Fourth: To the ratable payment of the Existing Fees and Charges to Benefited Parties;

          Fifth: To the ratable payment of the New Fees and Charges to Benefited Parties; and

          Sixth: After payment in full of all Benefited Obligations, to the payment to or upon the order of Grantors, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

Until such Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

       (b) Any Proceeds received by the Collateral Agent in respect of the Collateral, the Security Documents or the Subsidiary Guaranties (net of any amounts applied in accordance with (S)5(A) First) shall be applied in accordance with the priority set forth in (S)5(A) Second so that each Benefited Party shall receive payment of its proportionate amount of all such Proceeds, as the case may be. Payment shall be based upon the proportion which the amount of such Benefited Obligations of such Benefited Party bears to the total amount of all Benefited Obligations of all such Benefited Parties. For purposes of determining the proportionate amounts of all Benefited Obligations sharing in any such distribution, (i) the amount of the outstanding Credit Obligations shall be deemed to be the principal amount of the Credit Notes, the Letter of Credit Usage (subject to the provisions of (S)5(D)) and all accrued interest and fees with respect thereto but excluding New Fees and Charges, (ii) the amount of the outstanding Senior Note Obligations shall be deemed to be the principal amount of the Senior Notes plus all accrued interest and fees with respect thereto including, without limitation, the Note Premium Obligations but excluding New Fees and Charges, and (iii) the amount of the outstanding Hedging Exposure shall be deemed to be the amount of the Company's obligations then due and payable (exclusive of expenses or similar liabilities, but including early termination payments then due) in connection with any Hedging Transaction and all accrued interest and fees with respect thereto.

       (c) Payments by the Collateral Agent in respect of (i) the Credit Obligations shall be made to the Credit Agent for distribution to the Lenders in accordance with the Credit Agreement; (ii) the Senior Note Obligations shall be made as directed in writing by the Noteholder to whom such Senior Note Obligations are owed; and (iii) Hedging Exposure shall be made as directed by the Lender to which such is owed.

       (d) For the purposes of payments and distributions under this (S)5, the full amount of Benefited Obligations on account of any outstanding Letter of Credit shall be deemed to be then due and owing, and the face amount of any Letter of Credit then outstanding but not drawn upon and all unreimbursed obligations (other than amounts attributable to interest, fees and costs) due on any Letters of Credit that have been drawn upon shall be considered principal owing pursuant to Benefited Obligations relating to Letters of Credit and the amount outstanding under the Letters of Credit for purposes of determining pro rata sharing or otherwise. Amounts distributable under (S)5 to Lenders on account of such Benefited Obligations under such Letters of Credit shall be deposited in a separate interest bearing collateral account in the name of and under the control of the Collateral Agent and held by the Collateral Agent, first as security for such Letter of Credit and then as security for all other Benefited Obligations and the amount so deposited shall be applied to reimburse the Lenders for any drawings under such Letter of Credit, and if such Letter of Credit shall expire or terminate without being drawn upon, then such amounts shall be applied to the remaining Benefited Obligations in the order and manner provided under this (S)5. The Company, by its acknowledgment and acceptance of this Agreement, hereby grants to the Collateral Agent, for the benefit of the Benefited Parties, a lien and security interest in all such funds deposited in such separate interest bearing collateral account, as security for the Benefited Obligations.

SECTION 6.    PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT .

       (a) The Collateral Agent shall give each Benefited Party a written notice (a "Notice of Special Default") promptly, but no later than, three business days after being notified in writing by a Benefited Party that a Special Event of Default has occurred. After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to (S)6(B) shall be deposited into the Special Trust Account. Each Benefited Party agrees that no Event of Default shall occur as a result of payments so made on a timely basis to the Collateral Agent.

       (b) If (i) such Special Event of Default is waived by the Required Lenders or the Required Noteholders, or both, as the case may be, and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Company or by any amendment of the Credit Agreement or the Note Agreements, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) the Benefited Obligations have not been accelerated and the Majority Benefited Parties have not instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against the Company, Tower Automotive or a Subsidiary Guarantor, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character prior to the 90th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Benefited Obligations to the Benefited Party initially entitled thereto, and no payments thereafter received by a Benefited Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Benefited Party for which such Benefited Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment. If the Special Event of Default is an Event of Default under the terms of the Credit Agreement and the Note Agreements, the Collateral Agent shall not return any payments to the Benefited Parties pursuant to (i) above unless the Required Lenders and the Required Noteholders have each waived such Special Event of Default.

       (c) Each Benefited Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Preferential Payments, (ii) hold such amounts in trust for the benefit of the Benefited Parties during the time any such amounts are held by it, and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

       (d) If (i) an Event of Default has occurred and has not been waived or cured within 90 days after the occurrence thereof, (ii) the Benefited Obligations have been accelerated or (iii) the Majority Benefited Parties have instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against the Company, Tower Automotive or a Subsidiary Guarantor, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of (S)5(A) above.

SECTION 7.    INFORMATION .

     If the Collateral Agent proceeds to enforce any Security Document or Subsidiary Guaranty or to collect, sell, otherwise dispose of any Collateral or take any other action with respect to any of such agreements or the Collateral or any portion thereof or proposes to take any other action pursuant to or contemplated by this Agreement, the Parties hereto agree as follows:

            (a) The Credit Agent shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Credit Obligations as at such date as the Collateral Agent may specify; and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by the Credit Agent to be applied to satisfy Credit Obligations. The Credit Agent shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (b) Each Noteholder shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Senior Note Obligations owed to such Noteholder as at such date as the Collateral Agent may specify; (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the amount that would be payable as a "Make Whole Amount" under (S)6.3 of the Note Agreements or any successor provision thereto if such "Make Whole Amount" were payable as of such date as the Collateral Agent may specify and (iii) promptly from time to time thereafter, notify the Collateral Agent of any payment received thereafter by such Noteholder to be applied to the principal of or interest or "Make Whole Amount" on the Senior Note Obligations owing to such Noteholder. Each Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (c) Each Lender party to any Letter of Credit shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the Letter of Credit Usage applicable to such Letter of Credit and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to amounts due under such Letter of Credit. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (d) Each Lender party to a Hedging Transaction shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the notional amount under such Hedging Transaction and the amount payable by the Company upon early termination of such Hedging Transaction at the date of termination as fixed by such Interest Rate Protection Agreement and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to amounts due upon early termination of such Hedging Transaction. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification, provided that if an Event of Default shall have occurred and be continuing, the certification of any such notional amount must be demonstrated to the reasonable satisfaction of the Majority Benefited Parties.

SECTION 8.    ADDITIONAL PARTIES.

     Provided that it is permitted to do so by the terms of the Credit Agreement and the Note Agreements, the Company may enter into one or more Successor Credit Agreements or Successor Note Agreements and, pursuant thereto, incur additional Senior Debt. The Senior Debt outstanding under such Successor Credit Agreements or Successor Note Agreements, as the case may be, shall be secured by the Collateral as provided herein and in the Security Documents and shall have the benefit of guaranties of the Subsidiary Guarantors substantially similar to the Subsidiary Guaranties; provided that, at the time the Company enters into any such Successor Credit Agreements or Successor Note Agreements, each Successor Lender party to such Successor Credit Agreement, or the agent on behalf of all such Successor Lenders to such Successor Credit Agreement, and each Successor Noteholder party to such Successor Note Agreements, as the case may be, shall sign an acknowledgment in the form of Exhibit A-1 or Exhibit A-2, respectively, attached to this Agreement, by which each such Successor Lender or each such Successor Noteholder, as the case may be, agrees to be bound by the terms of this Agreement, and by delivering a signed acknowledgment hereof executed by the Company, Tower Automotive, each Subsidiary Guarantor and each Grantor to the Collateral Agent; and provided further that on the date of execution and delivery of such Successor Credit Agreement or Successor Note Agreements, the incurrence by the Company of $1 of additional Indebtedness would not constitute an Event of Default under the Note Agreements.

SECTION 9.    DISCLAIMERS, INDEMNITY, ETC.

       (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall not by reason of this Agreement or the Security Documents be a trustee for any Benefited Party or have any other fiduciary obligation to any Benefited Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Benefited Party for any recitals, statements, representations or warranties contained in any Financing Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, any Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Agreement or any other document referred to or provided for therein or any Lien under any of the Security Documents or the perfection or priority of any such Lien or for any failure by any Grantor, any Benefited Party or any other Person to perform any of its respective obligations under any Financing Agreement. Without limiting the foregoing, the Collateral Agent shall not be required to take any action under any Security Document or any Subsidiary Guaranty, including, without limitation, any action to perfect any security interests granted in the Collateral pursuant to the Security Documents or to administer any Collateral unless instructed to do so by the Majority Benefited Parties. The Collateral Agent may employ agents and attorneys in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for the gross negligence or willful misconduct of any such Person.

       (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of independent legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Benefited Parties, and such instructions of the Majority Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Parties, Directing Parties and Non-Directing Parties.

       (c) The Benefited Parties agree that they will indemnify the Collateral Agent in its capacity as the Collateral Agent, ratably in accordance with the amount of the Benefited Obligations held by such Benefited Parties (which in the case of any determination of the Credit Notes prior to the termination of the Revolving Credit Aggregate Commitment shall include the full amount of the Revolving Credit Aggregate Commitment, whether or not advanced and outstanding, but in no event less than the actual amount of Credit Notes outstanding) to the extent neither reimbursed by the Company or a Grantor under the Security Documents nor reimbursed out of any Proceeds pursuant to clause First of (S)5(A) hereof, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent arising out of actions taken or not taken either (i) pursuant to the direction or consent of the Majority Benefited Parties or (ii) otherwise pursuant to the terms of this Agreement or the Security Documents, including reasonable fees and expenses of counsel (including the allocated cost of internal counsel); provided, however, that no such Benefited Party shall be liable for any such payment to the extent the obligation to make such payment arises solely from the Collateral Agent's gross negligence or willful misconduct. The obligations of the Benefited Parties under this (S)9(C) shall survive the payment in full of the Benefited Obligations and the termination of this Agreement.

       (d) The Collateral Agent shall not be required to take any action under this Agreement or the Security Documents unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

       (e) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding anything to the contrary in (S)9(C) hereof, in all cases be fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by the Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

       (f) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligations relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligations shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligations and of any note or notes or other evidences of indebtedness or obligations issued in exchange therefor.

       (g) Except as expressly provided herein and in the Security Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Security Documents, the Subsidiary Guaranties or the Collateral. The Collateral Agent shall incur no liability (except to the extent the actions or omissions of the Collateral Agent in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

       (h) (i) The Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties (such resignation to take effect upon the acceptance by a successor

Collateral Agent of any appointment as the Collateral Agent hereunder) and the Collateral Agent may be removed as the Collateral Agent (1) at any time prior to an Event of Default by the Benefited Parties, considered as a single class, holding more than 51% of the sum of (y) the outstanding principal amount of the Senior Notes, plus (z) the outstanding principal amount of the Credit Notes (which in the case of any determination prior to the termination of the Revolving Credit Aggregate Commitment shall include the full amount, whether or not advanced and outstanding, of the Revolving Credit Aggregate Commitment) and the Letter of Credit Usage, and (2) after the occurrence and during the continuation of any Event of Default by either (y) Benefited Parties holding (or representing) more than 51% of the outstanding principal amount under the Credit Notes (it being understood that, if the Required Lenders agree on any instruction to be given the Collateral Agent, the Required Lenders shall be entitled to vote on behalf of all Lenders for purposes of this clause) or (z) Benefited Parties holding (or representing) more than 51% of the outstanding principal amount under the Senior Notes. In the event of any such resignation or removal of the Collateral Agent, the Majority Benefited Parties shall thereupon have the right to appoint a successor Collateral Agent which is not a Benefited Party. If no successor Collateral Agent shall have been so appointed by the Majority Benefited Parties and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the other Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating upon its long-term senior unsecured indebtedness of "A-2" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Corporation.

          (ii) Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this (S)9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

       (i) In no event shall the Collateral Agent or any Party or Benefited Party be liable or responsible for any funds or investments of funds held by the Company or any of its Affiliates.

       (j) Comerica shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities set forth herein for any other Benefited Party as and to the extent of its pro rata share of the Benefited Obligations, all as if Comerica were not appointed as the Collateral Agent pursuant hereto. The terms "Benefited Parties", "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Comerica or any Affiliate of Comerica in its individual capacity as a Benefited Party, Lender or one of the Required Lenders as and to the extent of its pro rata share of the Benefited Obligation.
Comerica and its Affiliates may lend money to, and generally engage in any kind of business with, any Grantor as if Comerica were not acting as the Collateral Agent pursuant hereto and without any duty to account therefor to the Benefited Parties. Without limiting the foregoing, each Benefited Party acknowledges that (i) Comerica is both a Lender and the Credit Agent under the Credit Agreement and is acting as Collateral Agent under the Security Documents, and (ii) Comerica may continue to engage in any credit decisions with respect to the Credit Agreement without any duty to account therefor to the Benefited Parties by reason of its appointment as the Collateral Agent.

       (k) Each Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party. Each Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Party and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

SECTION 10.   INVALIDATED PAYMENTS.

     If any amount distributed by the Collateral Agent to a Benefited Party in accordance with the provisions of this Agreement is subsequently required to be returned or repaid by the Collateral Agent or such Benefited Party to the Company or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "Repayment Event"), the Collateral Agent shall thereafter apply Proceeds received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of the Proceeds as would have been received had the original payment which gave rise to such Repayment Event not occurred. If a Repayment Event occurs which results in the Collateral Agent being required to return or repay any amount distributed by it under this Agreement, the Benefited Party to which such amount was distributed shall, promptly upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent such amount; provided, that if any Benefited Party shall fail to promptly pay such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Benefited Party under this Agreement.

SECTION 11.   MISCELLANEOUS.

       (a) All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier or facsimile communication and shall be deemed to have been given when delivered by overnight air courier or upon receipt of facsimile communication if concurrently with transmission of such telecopy or telex, a copy thereof shall be sent by overnight courier to the address specified for such notice or communication. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this (S)11(A)) shall be set forth under each party's name on the signature pages (including acknowledgments) hereof.

       (b) This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by all of the holders of Benefited Obligations and the Collateral Agent; provided, however, that (S)8 of this Agreement may not be amended or modified without the written consent of the Company, Tower Automotive and the Subsidiary Guarantors.

       (c) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, each Party and their respective successors and assigns. In the event that the holder of any Credit Note or Senior Note shall transfer such Credit Note or Senior Note, it shall promptly so advise the Collateral Agent. Each transferee of any Credit Note or Senior Note shall take such Credit Note or Senior Note subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Credit Note or Senior Note, prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Party under this Agreement. Upon the written request of any Party, the Collateral Agent will provide any Party with copies of any written notices of transfer received pursuant hereto.

       (d) This Agreement shall continue to be effective among the Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Company, Tower Automotive, any Subsidiary Guarantor or any other Grantor, or any portion of the property or assets of the Company, Tower Automotive, any Subsidiary Guarantor or any other Grantor, and all actions taken by the Parties with regard to such proceeding shall be by the Majority Benefited Parties; provided, however, that nothing herein shall be interpreted to preclude any Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion.

       (e) Each Party hereto agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as any other Party hereto may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto such other Party hereto its respective rights, powers and remedies hereunder.

       (f) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A telecopy of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of effectiveness of this Agreement.

       (g) This Agreement shall become effective immediately upon execution by the Parties and shall continue in full force and effect until one year following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Credit Agreement have been terminated, it being understood that if at any time the Lien of the Security

Documents shall be released by the Benefited Parties, this Agreement shall continue in full force and effect as provided above as and with respect to the Subsidiary Guaranties.

       (h) No course of dealing on the part of the Collateral Agent or any Benefited Party, nor any delay or failure on the part of the Collateral Agent or any Benefited Party in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the Collateral Agent's or such Benefited Party's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Collateral Agent or any Benefited Party under this Agreement or the Security Documents, is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy granted hereunder or thereunder or now or hereafter existing under any applicable law. Every right and remedy granted by this Agreement, the Security Documents or by applicable law to the Collateral Agent or any Benefited Party may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent or any Benefited Party and, unless contrary to the express provisions of this Agreement or the Security Documents irrespective of the occurrence or continuance of any Event of Default.

       (i) All terms, covenants, agreements, representations and warranties of the Company made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Benefited Parties, notwithstanding any investigation heretofore or hereafter made by any Benefited Party or on such Benefited Party's behalf, and those covenants and agreements of the Company set forth in (j) below hereof shall survive the repayment in full of the Benefited Obligations.

       (j) (i) The Company shall pay or reimburse the Collateral Agent and, to the extent provided in clause (D) below, each Benefited Party, for the payment of (A) the reasonable fees and expenses of counsel to the Collateral Agent, in connection with the preparation, execution, delivery and administration of this Agreement and the Security Documents and the consummation of the transactions contemplated hereby, and in connection with advising the Collateral Agent as to its rights and responsibilities with respect thereto, and in connection with any amendments, waivers or consents in connection therewith, (B) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, the Security Documents, and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay by the Company in paying or omitting to pay such taxes or fees, (C) all reasonable fees and expenses and other customary charges of the Collateral Agent for any collateral audits performed by Collateral Agent under this Agreement or any of the Financing Agreements, and (D) all reasonable costs and expenses of the Collateral Agent and, following the occurrence and during the continuance of any Event of Default, the Benefited Parties (including reasonable fees and expenses of counsel and whether incurred through negotiations, legal proceedings or otherwise) in connection with any amendment, waiver or enforcement of, or the exercise or preservation of any rights under, this Agreement or the Security Documents. The Company shall pay the Collateral Agent all fees and expenses of the Collateral Agent in connection with its administration and monitoring of the Collateral, including without limitation all expenses and customary charges for all collateral audits. The Company hereby indemnifies and shall hold the Benefited Parties and the Collateral Agent and their respective officers, directors, counsel, employees and agents, harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Benefited Parties or the Collateral Agent or any such person may incur or which may be claimed against any of them with respect to the execution, delivery, enforcement, performance and administration of this Agreement or any Security Document, whether before or after the occurrence of an Event of Default; provided, however, the Company shall have no obligation pursuant to this sentence to indemnify any such person to the extent that such claims, damages, losses, liabilities, costs or expenses arise from the gross negligence or willful misconduct of such person.

       (ii) In addition to the payment of expenses pursuant to J(i) above, whether or not the transactions contemplated hereby shall be consummated, the Company hereby indemnifies and shall hold the Benefited Parties and the Collateral Agent and their respective officers, directors, employees and agent, harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (including without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Benefited Parties or the Collateral Agent or any such person shall be designated a party thereto), which any of them may incur or which may be claimed against any of them by reason of or in connection with this Agreement or any of the actions contemplated hereby; provided, however, that the Company shall not be required to indemnify any such person to the extent that claims, damages, losses, liabilities, costs or expenses arise from the gross negligence or willful misconduct of such person.

       (k) Each Benefited Party agrees to execute and deliver to the others any and all such further instruments and documents and take such further actions as may be reasonably requested, to the end that the respective terms and provisions of this Agreement and the Security Documents may be carried out promptly and fully. Without limiting the generality of the foregoing, each Benefited Party agrees to cooperate fully with each other Benefited Party in authorizing and directing the Collateral Agent to take all actions reasonably necessary or desirable to ensure the preservation or protection of all or any portion of the Collateral, including without limitation, authorizing and directing expenditures by the Collateral Agent in connection therewith and to prepare and file proofs of claim and other pleadings and motions in connection with any insolvency proceeding.

       (l) The Benefited Parties, the Collateral Agent, the Company and the Grantors, after consulting or having had the opportunity to consult with counsel knowingly, voluntarily and intentionally waive any right any of them may have to a trail by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of any of them relating to or in connection with this Agreement or any of the Benefited Obligations secured hereby.

       (m) This Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Company, the Grantors, the Benefited Parties, and the Collateral Agent further agree that any legal action or proceeding with respect to this Agreement or the Security Document or the transactions contemplated hereby may be brought in any court of the State of Michigan, or in any court of the United States of America sitting in Michigan, and hereby submit the United States of America sitting in Michigan, and hereby submit to and accept generally and unconditionally the jurisdiction of those courts with respect to its person and property, and the Company, the Grantors, the Benefited Parties, and the Collateral Agent irrevocably consent to the service of process in connection with any such action or proceeding by personal delivery to the Company, the Grantors, the Benefited Parties or the Collateral Agent or by the delivery thereof by overnight courier, postage prepaid to the Company, the Grantors, the Benefited Party, and to the Collateral Agent in the same manner at the addresses as set forth on signature pages hereof. Nothing in this paragraph shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or limit the right of the Collateral Agent to bring any such action or proceeding against the Company or property in the courts of any other jurisdiction. The Company, the Grantors, the Benefited Parties, and the Collateral Agent hereby irrevocably waive any objection to the laying of venue of any such suit or proceeding in the above described courts.

       (n) This Agreement shall terminate when all Benefited Obligations are paid in full, such payment is not subject to any possibility of revocation or rescission, and the Credit Agreement and all other obligations of any of the Benefited Parties with respect to the Benefited Obligations to lend to the Company shall have expired or been terminated.

       (o) Headings of sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement.

       (p) Nothing in this Agreement, the Security Documents or the Subsidiary Guaranties, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties, any right, remedy or claim under or by reason of any such agreement or any covenant, condition or stipulation herein or therein contained.

       (q) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     In Witness Whereof, the Parties hereto have caused this Agreement to be duly executed as of the date and year first written above.


                                     Comerica Bank, as a Lender and as Credit
                                       Agent for the Lenders


                                     By
                                       --------------------------------------
                                        Title:

                                     Comerica Bank, as Collateral Agent


                                     By
                                       --------------------------------------
                                        Title:

                                     Notice Address:

                                     Comerica Bank
                                     One Detroit Center
                                     500 Woodward Avenue
                                     Detroit, MI  48226
                                     Attn:  David B. Martin
                                     Telecopier No.:  (313) 222-5759

                                     Bank of America Illinois


                                     By
                                       --------------------------------------
                                        Title:

                                     Notice Address:

                                     Bank of America Illinois
                                     231 South LaSalle
                                     Chicago, IL  60697
                                     Attn:  R.G. Stapleton
                                     Telecopier No.:  (312)

                                     First Bank National Association


                                     By
                                       --------------------------------------
                                        Title:

                                     Notice Address:

                                     First Bank National Association
                                     601 2nd Avenue South
                                     Minneapolis, MN  55402-4302
                                     Attn:  Mark R. McDonald
                                     Telecopier No.:  (612) 973-0822


                                     Teachers Insurance and Annuity Association
                                        of America, as a Noteholder



                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Teachers Insurance and Annuity Association
                                        of America
                                     730 Third Avenue
                                     New York, New York 10017-3263
                                     Attention:  Securities Division, Private
                                        Placements
                                     Telecopier:  (212) 916-6581

                                     Jefferson-Pilot Life Insurance Company, as
                                        a Noteholder



                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Jefferson-Pilot Life Insurance Company
                                     100 North Greene
                                     Greensboro, North Carolina  27420
                                     Attention:  Securities Administration -
                                        3630
                                     Telecopier:  (910) 691-3025

                                     Alexander Hamilton Life Insurance Company
                                        of America, as a Noteholder



                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Alexander Hamilton Life Insurance Company
                                        of America
                                     P.O. Box 21008
                                     Greensboro, NC  27420
                                     Attention:  Securities Administration -
                                        3630
                                     Telecopier:  (910) 691-3025

                                     Northern Life Insurance Company



                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Northern Life Insurance Company
                                     c/o ReliStar Investment
                                     Research, Inc.
                                     100 Washington Avenue South,
                                     Suite 800
                                     Minneapolis, MN  55401-2121
                                     Attention:  Frank Pintens
                                     Telecopier Number:  (612) 372-5368


                                     Northwestern National Life Insurance
                                        Company



                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Northwestern National Life Insurance
                                        Company
                                     c/o ReliStar Investment
                                     Research, Inc.
                                     100 Washington Avenue South,
                                     Suite 800
                                     Minneapolis, MN  55401-2121
                                     Attention:  Frank Pintens
                                     Telecopier Number:  (612) 372-5368


                                     Bankers Security Life Insurance Society


                                     By
                                       --------------------------------------
                                        Its


                                     By
                                       --------------------------------------
                                        Its

                                     Notice Address:

                                     Bankers Security Life Insurance Society
                                     c/o ReliStar Investment
                                     Research, Inc.
                                     100 Washington Avenue South,
                                     Suite 800
                                     Minneapolis, MN  55401-2121
                                     Attention:  Frank Pintens
                                     Telecopier Number:  (612) 372-5368

     Each of the undersigned, R.J. Tower Corporation, Tower Automotive, Inc. and the Subsidiary Guarantors (collectively, the "Obligors" and, individually, an "Obligor"), hereby acknowledges and agrees to the foregoing terms and provisions contained in this Intercreditor Agreement. By executing this Intercreditor Agreement, each of the Obligors agrees to be bound by the provisions thereof as they relate to the relative rights of the Benefited Parties as among such Benefited Parties; provided, however, that nothing in this Intercreditor Agreement shall amend, modify, change or supersede the respective terms of the Financing Agreements as between the Benefited Parties or any of them and any Obligor. In the event of any conflict or inconsistency between the terms of this Intercreditor Agreement and the Financing Agreements, the Financing Agreements shall govern as between the Benefited Parties thereto and such Obligor. Each Obligor further agrees that the terms of this Intercreditor Agreement shall not give any Obligor any substantive rights vis a vis any Benefited Party or the Collateral Agent and that it shall not use the violation of this Intercreditor Agreement by any of the Parties hereto as a defense to the enforcement by any Benefited Party under any Financing Agreement, nor assert such violation as a counterclaim or basis for set-off or recoupment against any of them. Each Obligor further acknowledges and agrees that the scope of the agency granted by this Intercreditor Agreement to the Collateral Agent hereunder is strictly limited by this Intercreditor Agreement and is a separate and distinct grant from the grants of agency contained in the Credit Agreement and the Security Documents. By its execution hereof, each Obligor hereby represents to each of the Benefited Parties and the Collateral Agent that the execution, delivery and performance by R.J. Tower Corporation of the Note Agreements and the other Noteholder Documents does not constitute a violation of any of the provisions of the Credit Agreement as in effect on the Closing Date.


                                     R.J. Tower Corporation


                                     By  /s/ Anthony A. Barone
                                       --------------------------------------
                                        Title: Vice President
                                        Date:  May 31, 1996

                                     Tower Automotive, Inc.


                                     By  /s/ Anthony A. Barone
                                       --------------------------------------
                                        Title: Vice President
                                        Date:  May 31, 1996

                                     [Subsidiary Guarantor]


                                     By  /s/ Anthony A. Barone
                                       --------------------------------------
                                        Title: Vice President
                                        Date:  May 31, 1996

                                     [Subsidiary Guarantor]


                                     By
                                       --------------------------------------
                                        Title:
                                        Date:

                                     [Subsidiary Guarantor]


                                     By
                                       --------------------------------------
                                        Title:
                                        Date:

                                     [Subsidiary Guarantor]


                                     By
                                       --------------------------------------
                                        Title:
                                        Date:

                   LIST OF SECURITY DOCUMENTS AND GUARANTIES

       I. Existing Security Documents.

            (a) the Amended and Restated Continuing Collateral Mortgage dated as of January 16, 1996 by Kalamazoo Stamping and Die Company, a Michigan Corporation, in favor of Comerica Bank, as Agent, with respect to certain real property located in Kalamazoo, Michigan.

            (b) The Amended and Restated Continuing Collateral Mortgage dated as of January 16, 1996 by the Company in favor of Comerica Bank, as Agent, with respect to certain real property located in Grand Rapids, Michigan.

            (c) The Amended and Restated Continuing Collateral Mortgage dated as of January 16, 1996 by R.J. Tower Corporation, an Indiana corporation, in favor of Comerica Bank, as Agent, with respect to certain real property located in Auburn, Indiana.

            (d) The Amended and Restated Continuing Collateral Mortgage dated as of January 16, 1996 by Edgewood Manufacturing Corp., a Delaware corporation, in favor of Comerica Bank, as Agent, with respect to certain real property located in Manchester, Michigan.

            (e) The Mortgage dated as of January 16, 1996 by R.J. Tower Corporation, a Kentucky corporation, in favor of Comerica Bank, as Agent, with respect to certain real property located in Bardstown, Kentucky.

            (f) The Amended and Restated Security Agreement dated as of January 16, 1996 by Kalamazoo in favor of Comerica Bank, as Agent.

            (g) The Amended and Restated Security Agreement dated as of January 16, 1996 by the Company in favor of Comerica Bank, as Agent.

            (h) The Amended and Restated Security Agreement dated as of January 16, 1996 by Edgewood in favor of Comerica Bank, as Agent.

            (i) The Amended and Restated Security Agreement dated as of January 16, 1996 by Tower-Indiana in favor of Comerica Bank, as Agent.

            (j) The Amended and Restated Security Agreement dated as of January 16, 1996 by Tower-Kentucky in favor of Comerica Bank, as Agent.

            (k) The Security Agreement dated as of January 16, 1996 by Trylon Corporation, a Michigan corporation in favor of Comerica Bank, as Agent.



                                   Schedule I
                          (to Intercreditor Agreement)

            (l) The Amended and Restated Security Agreement (Third Party Pledge) dated as of January 16, 1996 by Tower Automotive, Inc. in favor of Comerica Bank, as Agent.

     II.  Existing Bank Guaranties.

          Amended and Restated Guaranty (Tower-Michigan Debt) dated as of January 16, 1996.

          Amended and Restated Letter of Credit Guaranty (Tower-Indiana Debt) dated as of January 16, 1996.

          Amended and Restated Letter of Credit Guaranty (Tower-Kentucky Debt) dated as of January 16, 1996.

    III.  Noteholders' Guaranties.

          The Subsidiaries Guaranty dated as of May 31, 1996 in favor of the Noteholders.

                           FORM OF ACKNOWLEDGMENT TO
                 INTERCREDITOR AGREEMENT FOR SUCCESSOR LENDERS
                       UNDER A SUCCESSOR CREDIT AGREEMENT

     Reference is hereby made to the Intercreditor Agreement dated as of May ___, 1996 (the "Agreement") among Comerica Bank, as Credit Agent for the Lenders party to the Credit Agreement and as the Collateral Agent, and the Noteholders party thereto and certain other parties, if any, thereto. The undersigned Successor Lender or its agent has entered into a Credit Agreement dated as of _______________ with R.J. Tower Corporation and desires the Credit Obligations with respect thereto to be secured by the Security Documents. The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.


                                                                          ,
                                     -------------------------------------
                                     as a Successor Lender


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                            ------------------------------

                                     Notice Address:

                                     -------------------------------------

                                     -------------------------------------

                                     -------------------------------------















                                  Exhibit A-1
                          (to Intercreditor Agreement)

                                     Acknowledged and Agreed:

                                     R.J. Tower Corporation


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                             -----------------------------

                                     Tower Automotive, Inc.


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                             -----------------------------


                                     [Subsidiary Guarantor]


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                             -----------------------------


                                     [Subsidiary Guarantor]


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                             -----------------------------



                                      ------------------------------------
                                      (Other Grantors)


                                     By
                                       -----------------------------------
                                        Title
                                             -----------------------------
                                        Date
                                             -----------------------------

                           FORM OF ACKNOWLEDGMENT TO
               INTERCREDITOR AGREEMENT FOR SUCCESSOR NOTEHOLDERS
                        UNDER A SUCCESSOR NOTE AGREEMENT

     Reference is hereby made to the Intercreditor Agreement dated as of May ___, 1996, (the "Agreement") among Comerica Bank, as Credit Agent for the Lenders party to the Credit Agreement and as the Collateral Agent, and the Noteholders party thereto and certain other parties, if any, thereto. The undersigned Successor Noteholder has entered into a Note Agreement dated as of _____________ with R.J. Tower Corporation and desires the Senior Note Obligations with respect thereto to be secured by the Security Documents. The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.


                                                                     ,
                                     --------------------------------
                                     as a Successor Noteholder


                                     By
                                        -----------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------

                                     Notice Address:

                                     --------------------------------

                                     --------------------------------

                                     --------------------------------





                                   EXHIBIT B
                          (to Intercreditor Agreement)

                                     Acknowledged and Agreed:

                                     R.J. Tower Corporation


                                     By
                                       ------------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------

                                     Tower Automotive, Inc.


                                     By
                                       ------------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------


                                     [Subsidiary Guarantor]


                                     By
                                       ------------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------


                                     [Subsidiary Guarantor]


                                     By
                                       ------------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------



                                      (Other Grantors)


                                     By
                                       ------------------------------
                                        Title
                                             ------------------------
                                        Date
                                             ------------------------


                                      -2-